Exhibit 10.3

CONFIDENTIAL

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

SUNRUN INC.

and

the other parties hereto

Dated as of July 6, 2020

i

TABLE OF CONTENTS

		Page

Section 4.16	Termination of Prior Agreement	21

Section 4.17	Distributions	21

EXHIBIT A FORM OF ASSIGNMENT AND JOINDER

ii

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of July 6, 2020 and effective as of the Effective Time (as defined in the Merger Agreement), and is by and among Sunrun Inc., a Delaware corporation (the “Company”), Blackstone (as defined below), Summit (as defined below) and Pedersen (as defined below).

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions.

As used in this Agreement:

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“Blackout Period” means (i) any period during the trading window for executive officers and directors is closed pursuant to and in compliance with existing insider trading policies, and (ii) in the event that the Company determines in good faith that the registration would be detrimental to any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of material information that has not been disclosed to the public, a period of no more than 60 days, and not more than twice in any 365-day period.

“Blackstone” means the entities listed on the signature pages hereto under the heading

“Blackstone”.

“Blackstone Entities” means the entities comprising Blackstone, their respective Affiliates, Permitted Transferees and the successors and permitted assigns of the entities and their respective Affiliates.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York, New York.

“Common Stock” means the shares of common stock, par value $0.0001 per share, of the Company, and any other capital stock of the Company into which such common stock is reclassified or reconstituted.

“Company” has the meaning set forth in the preamble.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Demand Party” has the meaning set forth in Section 2.2(g)(ii).

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Entity” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means Pedersen and each member of Blackstone and Summit that is a holder of Registrable Securities or Securities exercisable, exchangeable or convertible into Registrable Securities or any Permitted Transferee or Transferee of such Person to whom registration rights are assigned pursuant to Section 4.3. For the avoidance of doubt, “Holder” shall include those Persons who become holders of Registrable Securities after the date of this Agreement as a result of any distribution by Blackstone of shares of Common Stock to its members, limited partners or stockholders.

“Indemnified Party” and Indemnified Parties” have the meanings set forth in Section 3.1.

“Initial Lock-Up Period” has the meaning set forth in Section 2.4(a).

“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and any order or decision of an applicable arbitrator or arbitration panel.

“Lock-Up Period” has the meaning set forth in Section 2.4(a).

“Marketed Underwritten Shelf Offering” has the meaning set forth in Section 2.2(g)(ii).

“Merger Agreement” means that certain agreement and plan of merger, dated as of July 6, 2020, by and among Vivint Solar, the Company and Viking Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

“Non-Liable Person” has the meaning set forth in Section 4.15.

“Pedersen” means Todd Pedersen, his Affiliates, Permitted Transferees and his successors and permitted assigns and their Affiliates and Permitted Transferees, who may become holders of Registrable Securities upon a distribution by Blackstone of shares of Common Stock to its members, limited partners or stockholders.

“Permitted Transfer” means a Transfer to a Permitted Transferee of a Holder or any Transfer pursuant to Section 4.17, so long as such Transfer is in accordance with applicable Law and such Permitted Transferee, in connection with such Transfer, executes an assignment and joinder to this Agreement in the form attached as Exhibit A hereto.

“Permitted Transferee” means, with respect to any Person, any Affiliate of such Person.

“Piggyback Registration” has the meaning set forth in Section 2.1(a).

“Prior Registration Rights Agreement” has the meaning set forth in Section 4.16.

“Prospectus” means the prospectus included in any Shelf Registration Statement or a Piggyback Registration (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Shelf Registration Statement or Piggyback Registration in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement or Piggyback Registration, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” means a public offering of equity securities of the Company or any successor thereto or any Subsidiary of the Company pursuant to a registration statement declared effective under the Securities Act.

“Registrable Securities” means all shares of Common Stock held by a Holder (whether now held or hereafter acquired, and including any such Securities received by a Holder (x) upon the conversion or exchange of other Securities held by such Holder and (y) as a distribution of shares of Common Stock by Blackstone to its members, limited partners or stockholders); provided, however, as to any Registrable Securities, such Securities will cease to be Registrable Securities when:

(a) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement;

(b) such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act;

(c) such Registrable Securities may be sold pursuant to Rule 144 or 145 (or any similar provision then in effect) without limitation thereunder on volume or manner of sale unless in the case of each of Summit and Pedersen only, until the second anniversary of the Closing Date, such Holders beneficially own (on an aggregate basis together with each member of such Holder and its Permitted Transferees) 1% or more of the then outstanding shares of Common Stock; or

(d) such Registrable Securities cease to be outstanding.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a) all SEC, stock exchange, or FINRA registration fees and expenses (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b) all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c) all printing, messenger and delivery expenses;

(d) the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(e) any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any;

(f) the reasonable fees and out-of-pocket expenses of not more than one law firm (as selected by the Holders of a majority of the Registrable Securities included in such registration) incurred by all the Holders in connection with the registration;

(g) the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Holders); and

(h) any other fees and disbursements customarily paid by the issuers of securities.

“Secondary Lock-Up Period” has the meaning set forth in Section 2.4(a).

“Securities” means capital stock, limited partnership interests, limited liability company interests, beneficial interests, warrants, options, notes, bonds, debentures, and other securities, equity interests, ownership interests and similar obligations of every kind and nature of any Person.

“Shelf Registration Statement” has the meaning set forth in Section 2.2(a).

“Shelf Take-Down” has the meaning set forth in Section 2.2(g)(i).

“Summit” means the entities listed on the signature pages hereto under the heading “Summit” and their Permitted Transferees and successors and permitted assigns who may become holders of Registrable Securities upon a distribution by Blackstone of shares of Common Stock to its members, limited partners or stockholders.

“Take-Down Notice” has the meaning set forth in Section 2.2(g)(ii).

“Transfer” (including its correlative meanings, “Transferor”, “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

“Vivint Solar” means Vivint Solar, Inc., a Delaware corporation.

Section 1.2 Other Definitional Provisions; Interpretation.

(a) Capitalized terms used herein but not defined shall have the meanings given to them in the Merger Agreement.

(b) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and references in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified.

(c) The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(d) The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 (a) Piggyback Rights. If at any time the Company proposes to register Securities for public sale (whether proposed to be offered for sale by the Company or by any other Person) under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or a registration relating to a convertible debt offering) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act or any shelf takedown (whether pursuant to Section 2.2(g) or at the initiative of the Company) or sale pursuant to the exercise of any demand rights by any other holders of shares of Common Stock, it will give prompt written notice (which notice shall specify the intended method or methods of disposition) to the Holders of its intention to do so and of such Holder’s rights under this Section 2.1 (a “Piggyback Registration”). Upon the written request of any Holder made within fifteen (15) days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Holders have so requested to be registered; provided that: (i) if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the Securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) without prejudice to the rights of a Demand Party to request that such registration be effected as a registration under Section 2.2(g)(ii); and (ii) if such registration involves an Underwritten Offering, the Holders of Registrable Securities requesting to be included in the registration must, upon the written request of the Company, sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the other Securities being sold through underwriters under such registration, with, in the case of a combined primary and secondary offering, only such differences, including any with respect to representations and warranties, indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.

(b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

(c) Priority in Piggyback Registrations. If a registration pursuant to this Section 2.1 involves an Underwritten Offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its opinion, the number of Registrable Securities and other Securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the Company will include in such registration: (i) first, the Securities the Company proposes to sell for its own account; and (ii) second, such number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the material and adverse effect referred to above, which number of Registrable Securities shall be allocated pro rata among the Registrable Securities held by all such requesting Holders on the basis of the relative number of Registrable Securities requested to be included in such registration by each such Holder (provided that any Securities thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among the remaining requesting Holders in like manner).

(d) Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.1 incidental to the registration of any of its Securities in connection with:

(i) a registration statement filed to cover issuances under employee benefits plans, dividend reinvestment plans, or a convertible debt offering; or

(ii) any registration statement relating solely to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

(e) Plan of Distribution, Underwriters and Counsel. If a registration pursuant to this Section 2.1 involves an Underwritten Offering (other than any Marketed Underwritten Shelf Offering pursuant to Section 2.2(g)(ii)), the Company shall have the right to (i) determine the plan of distribution and (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter.

(f) Shelf Takedowns. In connection with any shelf takedown (whether pursuant to Section 2.2(g) or at the initiative of the Company), the Holders may exercise “piggyback” rights in the manner described in this Agreement to have included in such takedown Registrable Securities held by them that are registered on such shelf registration statement.

Section 2.2 Registration Statements.

(a) The Company shall file with the SEC as soon as reasonably practicable following the Closing Date, and will use reasonable best efforts to cause to be declared effective by the SEC within sixty (60) days of the Closing Date, a shelf registration statement on Form S-1, Form S-3 or such other form under the Securities Act then available to the Company (the “Shelf Registration Statement”) providing for the resale by the Holders from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of any or all of the Registrable Securities then held by the Holders (as determined by the Holders of a majority of the Registrable Securities).

(b) Subject to Section 2.2(c), the Company will use reasonable efforts to keep the Shelf Registration Statement continuously effective until the earlier of (i) three (3) years after the Shelf Registration Statement has been declared effective; (ii) the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder, or otherwise cease to be Registrable Securities; and (iii) the date on which this agreement terminates pursuant to Section 4.1.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the Holders, to require the Holders to suspend sales of Registrable Securities under the Shelf Registration Statement during any Blackout Period. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further notice to such effect from the Company, which shall be given by the Company promptly following the expiration of any Blackout Period. After the expiration of any Blackout Period and without any further request from the Holders, the Company, to the extent necessary, shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

(e) Plan of Distribution, Underwriters and Counsel. If a requested registration pursuant to this Section 2.2 involves an Underwritten Offering, the Demand Party seeking registration of the Registrable Securities included in such Underwritten Offering shall have the right to (i) determine the plan of distribution and (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company).

(f) Priority in Demand Registrations. If a requested registration pursuant to this Section 2.2 involves an Underwritten Offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Holders) that, in its reasonable opinion, the number of Registrable Securities requested to be included in such registration (including Securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the Securities offered in such offering, then the number of such Registrable Securities to be included in such registration shall be allocated in the following order of priority: (i) first, up to the number of Registrable Securities requested to be included by a Demand Party in its Take-Down Notice and the other Holders, pro rata among all such holders on the basis of the number of Registrable Securities requested to be included therein by all such Holders, (ii) second, securities the Company proposes to sell and (iii) third, all other securities of the Company duly requested to be included in such offering, pro rata on the basis of the amount of such other securities requested to be included or such other allocation method determined by the Company.

(g) Shelf Takedowns.

(i) Upon the written request of any Holder, at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of such Holder’s Registrable Securities off of an effective shelf registration statement (a “Shelf Take-Down”). Upon the written request of such Holder, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf registration statement in order to register up to the number of such Holder’s Registrable Securities previously taken down off of such shelf by such Holder and not yet “reloaded” onto such shelf registration statement.

(ii) At any time that a Shelf Registration Statement is effective, Blackstone (subject to a limit of two (2) times in any calendar year) and Summit (subject to a limit of one (1) time in any calendar year) (each of Blackstone and Summit, a “Demand Party”) may deliver a notice (a “Take-Down Notice”) to the Company that it intends to sell all or part of its Registrable Securities in an Underwritten Offering (including any Underwritten Offering where the plan of distribution set forth in the applicable Take-Down Notice includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters (a “Marketed Underwritten Shelf Offering”)); provided, that a Demand Party may not deliver a Take-Down Notice prior to expiry of the Initial Lock-Up Period; provided, further, that Blackstone shall have the right to deliver the first Take-Down Notice provided that such Take-Down Notice is delivered by Blackstone within two-hundred and seventy (270) days of the Closing Date; provided, further, that a Demand Party may not deliver a Take-Down Notice for an Underwritten Offering or a Marketed Underwritten Shelf Offering unless the Registrable Securities requested to be sold in such offering have an aggregate offering price (based on the last reported sale price per share on the most recent trading day prior to such date on the principal securities exchange or market on which they are traded or, if the shares of Common Stock are no longer so traded, the fair value thereof (as determined in good faith by the Demand Party seeking registration of such Registrable Securities)) of at least (x) in the case of the first Take-Down Notice delivered by Summit, $25,000,000 and (y) for each other Take-Down Notice delivered by a Demand Party, $50,000,000.

(h) The Company shall not be obligated to effect any Marketed Underwritten Shelf Offering within ninety (90) days of a prior Marketed Underwritten Shelf Offering.

Section 2.3 Registration Procedures. If and whenever the Company is required to file a registration statement with respect to, or to use its reasonable efforts to effect or cause the registration of, any Registrable Securities under the Securities Act as provided in this Agreement, the Company will as expeditiously as possible:

(a) promptly prepare and file with the SEC a registration statement on an appropriate form in accordance with the terms of this Article II with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective pursuant to the terms of this Article II; provided, however, that the Company may discontinue any registration of Securities which it has initiated for its own account at any time prior to the effective date of the registration statement relating thereto (and, in such event, the Company shall pay the Registration Expenses incurred in connection therewith); and provided, further, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to the terms of this Article II and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents;

(c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d) use its reasonable efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits, other than those arising out of any offering pursuant to the registration statement, in any jurisdiction where it is not then so subject;

(e) use its reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its Security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(h) (i) use its reasonable efforts to list such Registrable Securities on any securities exchange on which other Securities of the Company are then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its reasonable efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the indemnification provisions hereof, and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j) obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l) notify counsel for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing: (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to any prospectus shall have been filed; (ii) of the receipt of any comments from the SEC; (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information; and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(m) provide each Holder of Registrable Securities included in such registration statement reasonable opportunity to comment on the registration statement, any post-effective amendments to the registration statement, any supplement to the prospectus or any amendment to any prospectus;

(n) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(o) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(p) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under the registration statement, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the Holders may request;

(q) use its reasonable efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” that may be reasonably requested by the Holders in connection with distribution of Registrable Securities;

(r) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

(s) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

Section 2.4 Other Registration-Related Matters.

(a) Other than in the case of Permitted Transfers, no Holder shall Transfer any shares of Common Stock prior to the date that is one-hundred and twenty (120) days after the Closing Date (the “Secondary Lock-Up Period” and, together with the Initial Lock-Up Period, the “Lock-Up Period”); provided, that (i) on or after the date that is sixty (60) days after the Closing Date (the “Initial Lock-Up Period”) (x) Blackstone shall be permitted to Transfer up to 14,615,540 shares of Common Stock, (y) Summit shall be permitted to Transfer up to 1,261,969 shares of Common Stock and (z) Pedersen shall be permitted to Transfer up to 2,684,819 shares of Common Stock and (ii) at any time prior to the expiry of the Lock-Up Period, and from time to time, Holders may Transfer any number of shares of Common Stock (x) on any two (2) days during any calendar month, provided, that any such Transfers are executed at a price equal to or in excess of the lesser of (A) thirty dollars ($30.00) per share of Common Stock and (B) ninety-six percent (96%) of the most recent closing price of the Common Stock on the securities exchange or market on which the Common Stock is then listed or quoted; provided, further, that the Company shall not be required to take any actions in order to facilitate any such Transfer, or (y) with the prior written consent of the Company (which may be withheld at the Company’s sole discretion).

(b) The Company may require any Person that is Transferring Securities in a Public Offering pursuant to Section 2.1 or 2.2 to furnish to the Company in writing such information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing.

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(f), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented prospectus contemplated by Section 2.3(f) and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in their possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(f) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 2.3(f).

(d) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(l)(iv), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the lifting of such stop order, other order or suspension or the termination of such proceedings and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(l)(iv) to and including the date when such stop order, other order or suspension is lifted or such proceedings are terminated.

(e) In connection with any Underwritten Offering, the Holders of Registrable Securities agree to enter into customary “lock-up” agreements restricting the public sale or distribution of equity securities of the Company (including sales pursuant to Rule 144 under the Securities Act) to the extent required in writing by the lead managing underwriter(s) with respect to an applicable Underwritten Offering for a period of not more than ninety (90) days after the date of the “final” prospectus (or “final” prospectus supplement if the Underwritten Offering is made pursuant to a Shelf Registration Statement), pursuant to which such Underwritten Offering shall be made, plus, if applicable, an extension period, as may be proposed by the lead managing underwriter(s) to address FINRA regulations regarding the publishing of research, or such other period as is required by the lead managing underwriter(s); provided, however, such Holders shall not be subject to a lock-up period longer than the lock-up period to which the officers and directors of the Company are subject.

(f) In the event of any Marketed Underwritten Shelf Offering, the Company will not affect any public sale or distribution of any common equity (or securities convertible into or exchangeable or exercisable for common equity) for its own account, within sixty (60) days after the date of such Marketed Underwritten Shelf Offering except as may otherwise be agreed between the Company and the lead managing underwriter(s) of such Marketed Underwritten Shelf Offering.

(g) A Holder having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement (subject to the other terms and conditions of this Agreement). No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn.

(h) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Securities of the Company to the public without registration after such time as a public market exists for Registrable Securities, the Company agrees:

(i) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its Securities to the public;

(ii) to use its commercially reasonable efforts to then file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

(iii) so long as a Holder owns any Registrable Securities, to furnish to such Holder promptly upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents of the Company as such Holder may reasonably request in availing itself or himself of any rule or regulation of the SEC allowing such Holder to sell any such Securities without registration.

(i) Counsel to represent Holders of Registrable Securities shall be selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration.

ARTICLE III

INDEMNIFICATION

Section 3.1 Indemnification by the Company. If any registration of any Securities of the Company under the Securities Act pursuant to Section 2.1 or 2.2, the Company hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder who sells Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, employees, Affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such Securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (each, and “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made; or (c) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Securities by such Holder or any termination of this Agreement.

Section 3.2 Indemnification by the Holders and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such Securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 3.3 Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.1 or 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld, conditioned, or delayed) unless (x) the sole relief provided is monetary damages and (y) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

Section 3.4 Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 3.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

The amount paid or payable by a party under this Section 3.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.5 Other Indemnification. Indemnification similar to that specified in this Article III (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of Securities under any Law or with any Governmental Entity other than as required by the Securities Act.

Section 3.6 Non-Exclusivity. The obligations of the parties under this Article III will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV

OTHER

Section 4.1 Term. This Agreement shall automatically terminate upon the earlier to occur of (a) such date and time as the Merger Agreement is terminated in accordance with its terms and (b) such date as no Registrable Securities remain outstanding. If this Agreement is terminated pursuant to this Section 4.1, this Agreement shall immediately then be terminated and of no further force and effect, except for the provisions set forth in this Article IV, which shall survive in accordance with their terms.

Section 4.2 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by facsimile, if confirmed within 24 hours thereafter by a signed original sent in the manner provided in clause (a), (b) or (c) to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party):

if to the Company:

Sunrun Inc.

225 Bush Street, Suite 1400

San Francisco, CA 94104

Attention:	Jeanna Steele
Sundance Banks
Email:	legalnotices@sunrun.com

with a copy (not constituting notice) to:

Cooley LLP

101 California Street, 5th Floor

San Francisco, CA 94111-5800

Attention:	Jamie Leigh
Ian Nussbaum
Email:	jleigh@cooley.com
inussbaum@cooley.com

If to Blackstone:

The Blackstone Group L.P.

345 Park Avenue

New York, NY 10154

Attention:	Peter Wallace
Email:	wallace@blackstone.com

with a copy (not constituting notice) to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304

Attention:	Robert G. Day
Email:	rday@wsgr.com

and

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention:	Christopher Machera
Email:	chris.machera@weil.com

If to Summit:

Summit Partners

222 Berkeley Street, 18th Floor

Boston, MA 02116

Attention:	Jay D. Pauley
Email:	jpauley@summitpartners.com

with a copy (not constituting notice) to:

Kirkland & Ellis LLP

200 Clarendon Street

Boston, MA 02116

Attention:	Matthew D. Cohn, P.C.
Duncan Enista
Email:	matthew.cohn@kirkland.com
duncan.enista@kirkland.com

If to Pedersen:

313 Acquisition LLC

4931 North 300 West

Provo, Utah 84604

Attention:	Todd Pedersen

Section 4.3 Assignment. Neither the Company nor any Holder shall assign all or any part of this Agreement without the prior written consent of the Company and Blackstone; provided, however, that, without the prior written consent of the Company, any Blackstone Entity may assign its rights and obligations under this Agreement in whole or in part to (x) any of its Affiliates and (y) any Person who becomes a holder of Registrable Securities upon a distribution by such Blackstone Entity of shares of Common Stock to its members, limited partners or stockholders that becomes a party hereto by executing and delivering an assignment and joinder agreement to the Company, substantially in the form of Exhibit A to this Agreement. Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

Section 4.4 Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Holders holding a majority of the Registrable Securities subject to this Agreement; provided that no such amendment, supplement or other modification shall adversely affect the economic interests of any Holder hereunder disproportionately to other Holders without the written consent of such Holder. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

Section 4.5 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto; provided, that the Indemnified Parties are intended third party beneficiaries of Article III and Non-Liable Persons are intended third party beneficiaries of Section 4.15.

Section 4.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

Section 4.7 Jurisdiction. The Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) shall have exclusive jurisdiction over the parties with respect to any dispute or controversy between them arising under or in connection with this agreement and, by execution and delivery of this agreement, each of the parties to this Agreement submits to the exclusive jurisdiction of those courts, including but not limited to the in personam and subject matter jurisdiction of those courts, waives any objections to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds, consents to service of process by mail (in accordance with the notice provisions of this Agreement) or any other manner permitted by Law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

Section 4.8 MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

Section 4.9 Specific Performance. Each of the parties hereto acknowledges and agrees that if there is any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

Section 4.10 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

Section 4.11 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

Section 4.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

Section 4.13 Effectiveness. This Agreement shall become effective, as to any Holder, as of the date signed by the Company and countersigned by such Holder.

Section 4.14 Confidentiality. Blackstone, Summit and Pedersen each agrees that all material non-public information provided pursuant to or in accordance with the terms of this Agreement shall be kept confidential by the Person to whom such information is provided, until such time as such information becomes public other than through violation of this provision. Notwithstanding the foregoing, any party may disclose the information if (1) required to do so by any law, rule, regulation, order, decree or subpoena of any governmental agency or authority or court or (2) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such Person.

Section 4.15 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that any party hereto may be a partnership or limited liability company, each party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the named parties hereto shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of any Holder (or any of their heirs, successors or permitted assigns), or against any former, current or future director, officer, agent, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, shareholder, manager or member of any of the foregoing Persons, but in each case not including the named parties hereto (each, a “Non-Liable Person”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against any Non-Liable Person, by the enforcement of any assignment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Liable Person, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, in respect of any oral representations made or alleged to have been made in connection herewith or therewith or for any claim (whether in tort, contract or otherwise) based on, in respect of or by reason of, such obligations or their creation.

Section 4.16 Termination of Prior Agreement. Upon this Agreement coming into effect at the Effective Time, that certain registration rights agreement dated as of October 6, 2014 (as may be amended, supplemented or modified from time to time, the “Prior Registration Rights Agreement”), by and among Vivint Solar, Blackstone, Summit, Pedersen and the other parties listed on the signature pages thereto, shall be amended in full with its terms replaced by the terms hereof pursuant to Section 4.3 of the Prior Registration Rights Agreement, and Blackstone, Summit and Pedersen shall take all necessary actions and cooperate with the Company to ensure that the Prior Registration Rights Agreement is terminated without any further liability.

Section 4.17 Distributions. If prior to the Effective Time, 313 Acquisition LLC has not effected a distribution-in-kind of the shares of common stock of Vivint Solar to the members, limited partners and stockholders of 313 Acquisition LLC, 313 Acquisition LLC shall take all necessary action to effect a distribution-in-kind of all shares of Common Stock held by 313 Acquisition LLC to the members, limited partners and stockholders of 313 Acquisition LLC as soon as reasonably practicable following the Closing Date and such Transfer shall be deemed to be a Permitted Transfer for all purposes hereunder.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:

SUNRUN INC.

By:	/s/Lynn Jurich
Name: Lynn Jurich
Title: Chief Executive Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

BLACKSTONE:

313 ACQUISITION LLC

By:	/s/Peter Wallace
Name: Peter Wallace
Title: Senior Managing Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

BLACKSTONE:

BLACKSTONE VNT CO-INVEST L.P.

By: BLACKSTONE MANAGEMENT ASSOCIATES VI L.L.C., its general partner

By: BMA VI L.L.C., its sole member

By:	/s/Peter Wallace
Name: Peter Wallace
Title: Senior Managing Director

BLACKSTONE CAPITAL PARTNERS VI L.P.

By: BLACKSTONE MANAGEMENT ASSOCIATES VI L.L.C., its general partner

By: BMA VI L.L.C., its sole member

By:	/s/Peter Wallace
Name: Peter Wallace
Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI - ESC L.P.

By: BCP VI SIDE-BY-SIDE GP L.L.C., its general partner

By:	/s/Peter Wallace
Name: Peter Wallace
Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI L.P.

By: BCP VI SIDE-BY-SIDE GP L.L.C., its general partner

By:	/s/Peter Wallace
Name: Peter Wallace
Title: Senior Managing Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

SUMMIT:

SUMMIT PARTNERS GROWTH EQUITY FUND VIII-A, L.P.

By:	Summit Partners GE VIII, L.P., its General Partner

By:	Summit Partners GE VIII, LLC, its Managing Member

By:	/s/Peter Y. Chung
Name: Peter Y. Chung
Title: Member

SUMMIT PARTNERS GROWTH EQUITY FUND VIII-B, L.P.

By:	Summit Partners GE VIII, L.P., its General Partner

By:	Summit Partners GE VIII, LLC, its Managing Member

By:	/s/Peter Y. Chung
Name: Peter Y. Chung
Title: Member

SUMMIT INVESTORS I, LLC

By:	Summit Investors Management, LLC, its Manager

By:	Summit Partners, L.P., its Manager

By:	Summit Master Company, LLC, its General Partner

By:	/s/Peter Y. Chung
Name: Peter Y. Chung
Title: Member

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

SUMMIT:

SUMMIT INVESTORS I (UK), L.P.

By:	Summit Investors Management, LLC, its General Partner

By:	Summit Partners, L.P., its Manager

By:	Summit Master Company, LLC, its General Partner

By:	/s/Peter Y. Chung
Name: Peter Y. Chung
Title: Member

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

By:	/s/Todd R. Pedersen
Name: Todd R. Pedersen

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Exhibit A

FORM OF ASSIGNMENT AND JOINDER

[______], 20__

Reference is made to the Registration Rights Agreement, dated as of [•], 2020, by and among [PARENT] (the “Company”), [Holder] (as defined therein) and the other parties thereto (the “Registration Rights Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

[Pursuant to Section 2.4 of the Registration Rights Agreement, [Holder] (the “Assignor”) hereby assigns [in part][or: in full] its rights and obligations under the Registration Rights Agreement to [______] and [______] (each, an “Assignee” and collectively, the “Assignees”). [For the avoidance of doubt, the Assignor will remain a party to the Registration Rights Agreement following the assignment in part of its rights and obligations thereunder to the undersigned Assignees.]]

[Pursuant to Section 4.3 of the Registration Rights Agreement, [Holder] (the “Assignor”) hereby assigns [in part][or: in full] its rights and obligations under the Registration Rights Agreement to [______] and [______] (each, an “Assignee” and collectively, the “Assignees”). [For the avoidance of doubt, the Assignor will remain a party to the Registration Rights Agreement following the assignment in part of its rights and obligations thereunder to the undersigned Assignees.]]

[[_____] is a Permitted Transferee of [Holder] (the “Assignor”) and [Holder] hereby assigns [in part][or: in full] its rights and obligations under the Registration Rights Agreement to [_____] (the “Assignee”). [For the avoidance of doubt, the Assignor will remain a party to the Registration Rights Agreement following the assignment in part of its rights and obligations thereunder to the undersigned Assignee.]]

Each undersigned Assignee hereby agrees to and does become party to the Registration Rights Agreement as a Holder. This assignment and joinder shall serve as a counterpart signature page to the Registration Rights Agreement and by executing below each undersigned Assignee is deemed to have executed the Registration Rights Agreement with the same force and effect as if originally named a party thereto and each Assignee’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned have duly executed this assignment and joinder as of date first set forth above.

ASSIGNOR:

[HOLDER]

By:
Name:
Title:

ASSIGNEE:

[Signature Blocks to Come]